

Safehold

Q2 '19 EARNINGS RESULTS

July 26, 2019

Forward-Looking Statements and Other Matters

This release may contain forward-looking statements. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements can be identified by the use of words such as "illustrative", "representative", "expect", "plan", "will", "estimate", "project", "intend", "believe", and other similar expressions that do not relate to historical matters. These forward-looking statements reflect the Company's current views about future events, and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause Company's actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all).

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: market demand for ground lease capital; the Company's ability to source new ground lease investments; risks that the rent adjustment clauses in the Company's leases will not adequately keep up with changes in market value and inflation; risks associated with certain tenant and industry concentrations in our portfolio; conflicts of interest and other risks associated with the Company's external management structure and its relationships with iStar and other significant investors; risks associated with using debt to fund the Company's business activities (including changes in interest rates and/or credit spreads, the ability to source financing at rates below the capitalization rates of our assets, and refinancing and interest rate risks); risks that tenant rights in certain of our ground leases will limit or eliminate the Owned Residual realizations from such properties; general risks affecting the real estate industry and local real estate markets (including, without limitation, the potential inability to enter into or renew ground leases at favorable rates, including with respect to contractual rate increases or participating rent); dependence on the creditworthiness of our tenants and their financial condition and operating performance; competition from other ground lease investors and risks associated with our failure to qualify for taxation as a REIT under the Internal Revenue Code of 1986, as amended. Please refer to the section entitled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2018, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, and any subsequent reports filed with the Securities and Exchange Commission (SEC) for further discussion of these and other investment considerations. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Note: Please refer to the Glossary at the end of this presentation for a list of defined terms and metrics.

Investor Relations Contact
Jason Fooks
212.930.9400
investors@safeholdinc.com

Safehold

1. EARNINGS

Safehold

Highlights

Earnings Growth

	Q2 '19	Y-Y
Net Income	$5.9M	+237%
EPS	$0.18	+88%

Raising Investment Target

$1B

Upsized 2019 Investment Target from $750M

Improving Liabilities

Recent Financings Have W.A. Debt Maturity of

38 Years[1]

$100M

Increase to Revolving Credit Facility Commitments[1]

Safehold

(1) Inclusive of all financings that closed in Q2 '19 and subsequent to the end of the quarter through July 26, 2019.

Q2 '19 Earnings Results

	Q2 '19	Q2 '18	% Growth
Revenue	$19.7M	$11.6M	+70%
Net Income	$5.9M	$1.8M	+237%
Earnings per Share	$0.18	$0.09	+88%

Aggregate Gross Book Value of Portfolio	$1,135M	$664M	+71%
Unrealized Capital Appreciation in Owned Residual Portfolio	$2.2B	$1.4B	+60%

Safehold

Investment Activity

$186M

$43M
Closed in Q2 '19

$143M
Signed PSA in Q2 '19

W.A. Effective Yield	W.A. Rent Coverage	W.A. GBV as a % of CPV[1]
5.7%	3.6x	39%

Safehold

Note: Metrics shown above are based on $186M of total investment activity. Metrics assume investments under PSA close in accordance with their terms.
(1) Presented using Gross Book Value at underwriting.

Gaining Traction and Raising Investment Target

Raised Full Year Investment Target to

$1B

from $750M

Pipeline Metrics[1]

W.A. Effective Yield[2]	W.A. Rent Coverage	W.A. GBV as a % of CPV
5.4%	4.3x	36%

Safehold

(1) Pipeline refers to transactions under signed letter of intent and purchase agreement as of June 30, 2019. There can be no assurance that transactions under purchase agreement will close, we will enter into definitive purchase agreements for any of the opportunities under letter of intent or that we will acquire or originate any of the opportunities being pursued.

(2) The pipeline includes acquisitions of one or more existing ground leases the contain resets of rent based on periodic fair market valuations of the land. For purposes of calculating the effective yield of such ground leases over their lease terms, we have assumed that the land value has grown by 2% annually.

Debt Overview

(As of July 26, 2019)

Improving Liability Structure[1]

Debt Outstanding	W.A. Cash Rate	W.A. Interest Rate	W.A. Maturity
$603M	3.5%	4.1%	23 Years

Upsized Revolver[2]

- Refinanced short-term debt with long-term financing
- Expanded Bank Group
- Upsized Revolver Capacity by $100M



$350M
+$100M
$450M
Q1 '19
7/26/2019

Safehold

(1) Includes financings closed subsequent to the end of the second quarter.
(2) Closed subsequent to the end of the second quarter.

Unrealized Capital Appreciation of $2.2B



+398%
$0.4B
$1.4B
$2.2B
IPO (6/22/17)
6/30/2018
6/30/2019

The Unrealized Capital Appreciation in Our Owned Residual Portfolio is calculated as today's estimated Combined Property Value (CPV) less the Aggregate Cost Basis of SAFE's portfolio. CBRE conducts independent appraisals of the CPV of each asset.[1]

Note: Please refer to the Glossary in the Appendix for a definition of Owned Residual Portfolio and Unrealized Capital Appreciation.
(1) SAFE relies in part on CBRE's appraisals in calculating Owned Residual Portfolio and Unrealized Capital Appreciation. SAFE may utilize management's estimate of CPV for ground lease investments recently acquired that CBRE has not yet appraised. For forward commitments, CPV represents the cost to build inclusive of the ground lease. Please refer to our Current Report on Form 8-K filed with the SEC on July 26, 2019 and "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2018, and Quarterly Report on 10-Q for the quarter ended June 30, 2019 as updated from time to time in our subsequent periodic reports, filed with the SEC, for a further discussion of such tenants' rights.

Safehold

2. PORTFOLIO STATISTICS

Safehold

Geographic Diversification by MSA

(Current Portfolio Gross Book Value: $1,051M)



Seattle
8.7%
Portland
(New Market)
0.3%
San Francisco
2.1%
Los Angeles
13.5%
4.4%
San Diego
5.3%
Salt Lake City
1.9%
Colorado
1.1%
Phoenix
Minneapolis
0.2%
0.8%
Milwaukee
Dallas
3.3%
1.7%
San Antonio
Nashville
2.5%
Detroit
6.9%
7.1%
Atlanta
New York
7.5%
1.1%
Philadelphia
26.3%
Washington, D.C.
2.0%
Raleigh-Durham
2.0%
Orlando
1.3%
Miami

Safehold

Portfolio Stratification

(Current Portfolio Gross Book Value: $1,051M)



Property Type
Office & Industrial 47%
Hotel 27%
Multifamily 26%



Rent Escalator Type
Fixed Bumps w/ Inflation Adjustments 55%
Percentage Rent 25%
Inflation-Linked 14%
Fixed Bumps 4%
Fixed Bumps w/ Percentage Rent 2%



Lease Term Remaining w/ Extensions
(W.A. 82 Years)
>60 yrs 75%
<20 yrs 21%
20-60 yrs 4%



Rent Coverage
(W.A. 4.3x)
3.0-4.0x 57%
5.0x+ 32%
4.0-5.0x 11%



GBV as a % of CPV(1)
(W.A. 36%)
<35% 33%
>45% 22%
35-45% 46%

Safehold

(1) Includes the five properties master leased to Park Hotels, for which the lease matures in 2035 including extensions. Based on Aggregate Gross Book Value of $1,135M as of June 30, 2019.

Portfolio Metrics

(Current Portfolio Gross Book Value: $1,051M)

Yield	Total Annualized GAAP Rent *(incl. % rent)* [1] **$81.2M**	-	*Less:* Annualized Depreciation & Amortization[2] **$10.8M**	=	Net Amount **$70.4M**	Yield *(% of GBV)* **6.7%**
Credit	Gross Book Value as a % of CPV[3] **36%**		Rent Coverage **4.3x**			
Term	W.A. Lease Term Remaining **72 Years**		W.A. Lease Term Remaining *(Including Extensions)* **82 Years**			
Cash Rent	Annualized Cash Base Rent **$41.2M**	+	*Add:* Percentage Rent **$4.2M**	=	Annualized Cash Rent **$45.5M**	

Safehold

(1) Includes actual % rent received over TTM of $4.2M.
(2) Includes $1.4M of annualized amortization of right of use asset recorded as real estate expense.
(3) Based on Aggregate Gross Book Value of $1,135M as of June 30, 2019.

APPENDIX

Owned Residual Portfolio - $3.3B

Safehold tracks its Owned Residual Portfolio based on its contractual reversion right to own the combined land, buildings and other improvements on its land at the end of the lease.[1]

In total, the portfolio encompassed 9.3M square feet of real estate and had an estimated market value of $3.3B at 6/30/19.[2]

Sq. Ft. by Property Type


Office &
Industrial
44%
Hotel
30%
Multifamily
26%
4.1M
Square Feet
3,019
Hotel Rooms
3,297
Multifamily Units

Safehold

[1] Our ability to recognize value through reversion rights may be limited by the rights of our tenants under some of our ground leases, including tenant rights to purchase the properties or level properties under certain circumstances. Please refer to our Current Report on Form 8-K filed with the SEC on July 26, 2019 and "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2018, and Quarterly Report on 10-Q for the quarter ended June 30, 2019 as updated from time to time in our subsequent periodic reports, filed with the SEC, for a further discussion of such tenants' rights.
[2] For properties under development, based on post-development statistics.

Leverage

	June 30, 2019
Book Debt	$545
Book Equity	$593
Leverage (Debt to Equity)	**0.9x**
Combined Property Value (CPV)[1]	$3,223
Debt as a % of CPV	**16.9%**
Target Leverage	*<2.0x*
Target Debt as a % of CPV	*25%*

Safehold

Note: $ in millions.
(1) CPV as presented excludes forward commitments.

Appendix

Income Statements

	For the three months ended June 30, 2019	2018	For the six months ended June 30, 2019	2018
Revenues:				
Operating lease income	$17,196	$9,861	$37,712	$21,141
Interest income from sales-type leases	1,880	-	2,802	-
Other income	604	1,713	986	2,126
Total revenues	**$19,680**	**$11,574**	**$41,500**	**$23,267**
Costs and expenses:				
Interest expense	$5,986	$3,376	$10,507	$6,631
Real estate expense	645	398	1,457	752
Depreciation and amortization	2,343	2,275	4,686	4,546
General and administrative	4,474	3,292	7,456	5,324
Other expense	290	471	315	510
Total costs and expenses	**$13,738**	**$9,812**	**$24,421**	**$17,763**
Net income	**$5,942**	**$1,762**	**$17,079**	**$5,504**
Net (income) attributable to non-controlling interests	($1,419)[1]	($59)	($5,937)[1]	($82)
Net income attributable to Safehold Inc. and allocable to common shareholders	**$4,523**	**$1,703**	**$11,142**	**$5,422**
Weighted avg. share count	**25,640**	**18,191**	**22,001**	**18,191**
Earnings per share	**$0.18**	**$0.09**	**$0.51**	**$0.30**

Safehold

Note: $ in thousands except for per share amounts.
(1) Safehold exchanged all of iStar's 12.5M LP units into shares of SAFE common stock on a one-for-one basis on May 9, 2019. Represents the allocation of net income for the partial period that the LP units were outstanding. At June 30, 2019 Safehold had 30.9M common shares outstanding.

Appendix

Balance Sheets

	June 30, 2019	December 31, 2018
Assets:		
Real estate		
Real estate, gross	$676,503	$669,923
Accumulated depreciation	(13,271)	(10,257)
Real estate, net	$663,232	659,666
Real estate-related intangibles, net[1]	177,801	204,911
Ground lease assets, net	$841,033	864,577
Net investment in leases	159,847	-
Cash and cash equivalents	73,004	16,418
Other assets	101,725	41,128
Total assets	**$1,175,609**	**$922,123**
Liabilities:		
Debt obligations, net	$544,945	$543,965
Accounts payable and other liabilities	37,600	20,800
Total liabilities	**$582,545**	**$564,765**
Equity:		
Common stock	$309	$183
Additional paid-in capital	626,793	370,530
Retained earnings (deficit)	(4,926)	(8,486)
AOCI	(30,341)	(6,876)
Total shareholders' equity	**$591,835**	**$355,351**
Non-controlling interests	1,229	2,007
Total equity	**$593,064**	**$357,358**
Total liabilities and equity	**$1,175,609**	**$922,123**

Note: $ in thousands.

(1) "Real estate-related intangibles, net" represents real estate-related intangible assets of $235M and $263M as of June 30, 2019 and December 31, 2018, respectively, less real estate-related intangible liabilities of $58M as of June 30, 2019 and December 31, 2018, respectively.

Portfolio Reconciliation

	June 30, 2019
Net investment in leases (Sales Type Leases)	**$160**
Real estate, net (Operating Leases)	**$663**
Add: Accumulated depreciation	13
Add: Lease intangible assets, net	235
Add: Accumulated amortization	12
Add: Other assets	25
Less: Lease intangible liabilities, net	(58)
Gross Book Value	**$1,051**
Forward Commitments	83
Aggregate Gross Book Value	**$1,135**
Less: Accruals to net investment in leases	(1)
Aggregate Cost Basis	**$1,134**

Note: $ in millions.

Appendix

Glossary

Aggregate Cost Basis	Represents Cost Basis plus forward commitments. For forward commitments, it represents the contractual amounts purchase price to be paid.
Aggregate Gross Book Value	Represents the Current Portfolio plus forward commitments. For forward commitments, it represents the contractual purchase price to be paid.
Annualized Cash Rent	Calculated as the annualized base cash rent for both operating and sales type leases at quarter-end plus Percentage Rent.
Cash Rent	Represents operating lease income and interest income from sales type ground leases recognized for a period excluding straight-line rent, amortization of lease intangibles, and non-cash income from sales type leases.
Cost Basis	Represents the historical purchase price of an asset.
Combined Property Value (CPV)	The current combined value of the land, buildings and improvements relating to a commercial property, as if there was no ground lease on the land at the property. CPV is based on independent appraisals. The Company will use management estimates for recently acquired and originated ground leases for which appraisals are not yet available. In relation to forward commitments, CPV represents the total cost associated with the acquisition, development, and construction of the project.
Current Portfolio	Represents the portfolio of assets owned currently, measured using Gross Book Value. Does not include forward commitments.
Effective Yield	Effective yield is computed similar to effective yield on a bond, using the rate implicit in the lease based on the contractual future cash flows and a residual equal to our cost of the land.
Estimated Underlying Property NOI	Management utilizes (i) estimated underlying property net operating income (NOI) in situations where actual underlying property NOI is unavailable and (ii) projected stabilized property NOI when a project is under development. These figures are based on leasing activity at the property and may include other available market information, such as comparable properties or third party valuations.
Gross Book Value (GBV)	Represents the historical purchase price of an asset plus accrued interest on sales type leases.

Safehold

Disclaimer: Set forth in the Glossary are the current definitions of certain items that we use in this presentation. This Glossary is intended to facilitate a reader's understanding of this presentation. There can be no assurance that we will not modify these terms in future presentations as we deem necessary or appropriate.

Appendix

Glossary

Gross Book Value as % of CPV	Calculated as Gross Book Value divided by CPV. The Company believes the metric is an indicative measure of the safety of its position in a real estate property's capital structure and represents its last-dollar economic exposure to the underlying property values.
Interest Rate	The all-in stated interest rate over the term of a bond.
Leverage	The ratio of book debt to book equity.
Percentage Rent	Represents TTM percentage rent for assets owned for over a year and annualized percentage rent estimate if owned for less than a year.
Safehold™/Safehold™ Ground Lease	A ground lease structured by SAFE.
Rent Coverage	The ratio of Underlying Property NOI or Estimated Underlying Property NOI to the annualized cash rent or the estimated annualized cash rent due to SAFE. The Company believes the metric is indicative of its seniority in a property's cash flow waterfall. Underlying Property NOI is based on information reported to the Company by its tenants without any independent investigation or verification by SAFE.
Total Annualized GAAP Rent	Current quarter revenue from operating and sales type leases recognized by GAAP annualized.
Underlying Property NOI	With respect to a property, the net operating income of the commercial real estate being operated at the property without giving effect to any rent paid or payable under the ground lease. Net operating income is calculated as property-level revenues less property-level operating expenses as reported to the Company by the tenant, or as otherwise publicly available. The Company relies on net operating income as reported to it by its tenants without any independent investigation by SAFE, or as otherwise publicly available. Note that figures denoted by Underlying Property NOI include One Ally using the source: Prospectus, dated December 14, 2017, of the Wells Fargo Commercial Mortgage Trust 2017-C42.
Unrealized Capital Appreciation	Calculated as the difference between CPV and the portfolio's Aggregate Cost Basis. The Company believes Unrealized Capital Appreciation represents additional potential value to SAFE stockholders through the reversion rights embedded in standard ground leases.
Yield	Calculated as Total Annualized GAAP Rent less Annualized Depreciation & Amortization, including amortization of right of use assets, as a percentage of Gross Book Value.

Safehold